UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           August 6, 2008
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On August 6, 2008, Laboratory Corporation of America® Holdings (LabCorp®) (NYSE: LH) announced the launch of a national effort to combat chronic kidney disease (CKD) in North America. U.S. Senator Elizabeth Dole (R-NC), a supporter of newly passed legislation to fight CKD, and representatives of the National Kidney Foundation are joining executives of LabCorp at the Kannapolis, NC event today announcing the new initiative.

The cornerstone of the effort is a program offered by LabCorp’s Litholink subsidiary that provides highly nuanced, patient-specific clinical guidance to physicians based on the National Kidney Foundation’s Kidney Disease Outcome Quality Initiative (KDOQI). This program is designed to support nephrologists as well as internal medicine, family practitioners, general practitioners, nurse practitioners and all other healthcare professionals who provide primary care to patients.

Exhibits

99.1 Press Release dated August 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: August 6, 2008	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary